UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2011

PLANAR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-23018	93-0835396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1195 NW Compton Drive

Beaverton, Oregon 97006

(503) 748-1100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the January 20, 2011 Annual Meeting of Planar Systems, Inc. (the “Company”), the Company’s shareholders: (i) elected three directors; and (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accountants for the year ended September 30, 2011. Set forth below are the voting results for each of the proposals.

Item 1: Election of three directors:

Nominee	For	Withheld	Broker Non-votes
Steven E. Wynne (two-year term)	8,565,059	212,757	8,243,316
Carl W. Neun (three-year term)	8,646,739	131,077	8,243,316
Gregory H. Turnbull (three-year term)	8,557,669	220,147	8,243,316

Item 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the year ending September 30, 2011:

For	Against	Abstain	Broker Non-votes
16,858,607	103,276	59,249	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on January 24, 2011.

PLANAR SYSTEMS, INC.
(Registrant)

By:	/s/ Stephen M. Going
Stephen M. Going,
Vice President, General Counsel
and Secretary

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